LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-A

COLLECTION PERIOD:                  JUNE 1-30, 2004                                PAYMENT DATE:   JUL 15 2004
DETERMINATION DATE:                 JUL 09 2004                                    REPORT BRANCH:  2041

------------------------------------------------------------------------------------------------------------------------------------
INITIAL DEAL                                          TOTAL          CLASS A-1        CLASS A-2    OVERCOLLATERALIZATION
------------------------------------------------------------------------------------------------------------------------------------
Class Percentages                                        100.00%            68.64%          30.36%           1.00%
Original Pool Balance                             303,030,302.06    208,000,000.00   92,000,000.00    3,030,302.06
Note Balance Total                                300,000,000.00    208,000,000.00   92,000,000.00
Number of Contracts                                       16,418
Class Pass Through Rates                                                   1.5030%         2.8410%
Servicing Fee Rate                                      1.75000%
Indenture Trustee Fee                                   0.00350%
Custodian Fee                                           0.02000%
Backup Servicer Fee                                     0.02150%
Insurance Premium Fee                                   0.35000%
Class C Certificate Rate                                6.00000%
Initial Weighted Average APR                           10.07510%
Initial Weighted Average Monthly
     Dealer Participation Fee Rate                      0.00000%
Initial Weighted Average Adjusted APR (net of Monthly
      Dealer Participation) of Remaining Portfolio     10.07510%
Initial Weighted Average Remaining Term                    64.74
Initial Weighted Average Original Term                     68.01


------------------------------------------------------------------------------------------------------------------------------------
CURRENT MONTH CERTIFICATE
     BALANCES                                         TOTAL          CLASS A-1        CLASS A-2
------------------------------------------------------------------------------------------------------------------------------------
BOP:
Total Pool Balance                                276,418,996.70    181,388,694.62   92,000,000.00    3,030,302.06
Total Note Balance                                269,159,124.56    177,159,124.56   92,000,000.00

EOP:
Number of Current Month Closed Contracts                     371
Number of Reopened Loans                                       0
Number of Contracts - EOP                                 15,162
Total Pool Balance  -  EOP                        266,741,331.64    171,711,029.56   92,000,000.00    3,030,302.06
Total Note Balance - EOP                          258,405,708.99    166,405,708.99   92,000,000.00

Class Collateral Pool Factors                         0.86135236        0.80002745      1.00000000

Weighted Average APR of Remaining Portfolio            10.03606%
Weighted Average Monthly Dealer Participation Fee Rate  0.00000%
Weighted Average Adjusted APR (net of Monthly
     Dealer Participation) of Remaining Portfolio      10.03606%
Weighted Average Remaining Term                            61.52
Weighted Average Original Term                             68.17

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-A

------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTION AMOUNT                                                                             CONTRACTS
------------------------------------------------------------------------------------------------------------------------------------
     Monthly Payments:              Principal                                         3,926,460.78
                                    Interest                                          2,276,814.30
     Early Payoffs:                 Principal Collected                               5,210,720.55
                                    Early Payoff Excess Servicing Compensation              280.37
                                    Early Payoff Principal Net of Rule of 78s Adj.    5,210,440.18             332
                                    Interest                                             45,716.09
     Liquidated Receivable:         Principal Collected                                 101,190.46
                                    Liquidated Receivable Excess Servicing
                                      Compensation                                            0.00
                                    Liquidated Receivable Principal Net of
                                      Rule of 78s Adj.                                  101,190.46              39
                                    Interest                                               (237.19)
     Purchase Amount:               Principal                                                 0.00               0
                                    Interest                                                  0.00
                                                 Total Principal                      9,238,091.42
                                                 Total Interest                       2,322,293.20
                                                 Total Principal and Interest        11,560,384.62
     Recoveries                                                                         142,976.01
     Excess Servicing Compensation                                                          280.37
     Late Fees & Miscellaneous Fees                                                      37,754.10
     Collection Account Customer Cash                                                11,741,395.10
     ADDITIONAL COLLECTION ACCOUNT CASH:
     Collection Account Investment Income                                                 8,569.59
     Available Funds                                                                 11,749,964.69


------------------------------------------------------------------------------------------------------------------------------------
                                                                                      DISTRIBUTION      SHORTFALL / DRAW
DISTRIBUTION                                                                             AMOUNT         DEFICIENCY CLAIM
------------------------------------------------------------------------------------------------------------------------------------
                                                                                     11,749,964.69
Monthly Dealer Participation Fee                                              0.00   11,749,964.69            0.00
Prior Unpaid Dealer Participation Fee                                         0.00   11,749,964.69

Servicing Fees:                     Current Month Servicing Fee         403,111.04
                                    Prior Period Unpaid Servicing Fee         0.00
                                    Late Fees & Miscellaneous Fees       37,754.10
                                    Excess Servicing Compensation           280.37
                                                 Total Servicing Fees:  441,145.51   11,308,819.18            0.00
Indenture Trustee Fee                                                       785.05   11,308,034.13            0.00
Custodian Fee                                                             4,606.98   11,303,427.15            0.00
Backup Servicer Fee                                                       4,952.51   11,298,474.64            0.00
Prior Unpaid Indenture Trustee Fee                                            0.00   11,298,474.64            0.00
Prior Unpaid Custodian Fee                                                    0.00   11,298,474.64            0.00
Prior Unpaid Backup Servicer Fee                                              0.00   11,298,474.64            0.00

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-A

------------------------------------------------------------------------------------------------------------------------------------
                                                                                      DISTRIBUTION      SHORTFALL / DRAW
DISTRIBUTION CONTINUED                                                                   AMOUNT         DEFICIENCY CLAIM
------------------------------------------------------------------------------------------------------------------------------------
   Class A-1 Note Interest:         Current Month                       221,891.80   11,076,582.84            0.00
                                    Prior Carryover Shortfall                 0.00   11,076,582.84
   Class A-2 Note Interest:         Current Month                       217,810.00   10,858,772.84            0.00
                                    Prior Carryover Shortfall                 0.00   10,858,772.84
   Principal Payment Amount:        Current Month                     2,417,792.92    8,440,979.92            0.00
                                    Prior Carryover Shortfall                 0.00    8,440,979.92
   Certificate Insurer:             Reimbursement Obligations                 0.00    8,440,979.92            0.00
                                    Premium                              75,369.04    8,365,610.88            0.00
   Class C Interest Payment Amount  Current Month                        34,090.91    8,331,519.97            0.00
                                    Prior Carryover Shortfall                 0.00    8,331,519.97            0.00
   Supplemental Enhancement Account Reimbursement                             0.00    8,331,519.97            0.00
   Expenses:                        Trust Collateral Agent                    0.00    8,331,519.97            0.00
                                    Indenture Trustee                         0.00    8,331,519.97            0.00
                                    Backup Servicer                           0.00    8,331,519.97            0.00
                                    Custodian                                 0.00    8,331,519.97            0.00
   Distribution to (from) the Spread Account                          8,331,519.97            0.00
   Distribution (from) the Supplemental Enhancement Account                   0.00            0.00


------------------------------------------------------------------------------------------------------------------------------------
LIQUIDATED RECEIVABLES AND CRAM DOWN LOSS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                   Cumulative Cram Down Loss

Liquidated Receivables and Cram Down Loss:                                         Balance         Units
     BOP Liquidated Receivable Principal Balance      540,764.10                              0.00            0.00
     Cram Down Loss                                         0.00                              0.00            0.00
     Liquidation Principal Proceeds                   101,190.46
     Principal Loss                                   439,573.64
     Prior Month Cumulative Principal Loss LTD        195,802.52
     Cumulative Principal Loss LTD                    635,376.16                              0.00            0.00


------------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
DELINQUENCY STATUS:                 # OF CONTRACTS      AMOUNT        % OF TOTAL POOL BALANCE

     Current                              12,749    228,578,221.41           85.69%
     1-29 Days                             2,269     36,465,184.81           13.67%
     30-59 Days                               87        909,305.80            0.34%
     60-89 Days                               45        626,980.81            0.24%
     90-119 Days                               7         99,799.20            0.04%
     120 Days or More                          5         61,839.61            0.02%
                              Total       15,162    266,741,331.64          100.00%


------------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION CONTINUED
------------------------------------------------------------------------------------------------------------------------------------
TRIGGER ANALYSIS:
(SEE PAGE 6 OF 6 FOR TRIGGER AND EVENT OF DEFAULT THRESHOLDS)

                                                     Trigger          Trigger      Event of Default   Event of
                                    Current Month   Threshold          Event          Threshold        Default

Average Delinquency Ratio               0.45690%      6.00%             NO              8.00%            NO
Cumulative Default Rate                    0.29%      4.03%             NO              4.23%            NO
Cumulative Loss Rate                       0.14%      2.02%             NO              2.33%            NO

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-A

------------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION CONTINUED
------------------------------------------------------------------------------------------------------------------------------------
REPOSSESSION STATISTICS:
                                    CERTIFICATE INVENTORY                                          RECOVERY INVENTORY
                                    # OF CONTRACTS      AMOUNT *                                    # OF CONTRACTS       AMOUNT *
Prior Month Inventory                         17      325,370.81             Prior Month Inventory               1      21,346.08
Repurchased                                    0            0.00                       Repurchased               0           0.00
Adjusted Prior Month Inventory                17      325,370.81    Adjusted Prior Month Inventory               1      21,346.08
Current Month Repos                           11      269,868.04               Current Month Repos              21     405,592.09
Repos Actually Liquidated                     16      301,488.31      Repos from Trust Liquidation               0           0.00
Repos Liquidated at 60+ or 150+                0            0.00         Repos Actually Liquidated              16     322,297.75
Dealer Payoff                                  0            0.00                     Dealer Payoff               0           0.00
Redeemed / Cured                               0            0.00                  Redeemed / Cured               0           0.00
Purchased Repos                                0            0.00                   Purchased Repos               0           0.00
Current Month Inventory                       12      293,750.54           Current Month Inventory               6     104,640.42
                                    * The Prior Month Inventory reported this month may differ due to Payment or NSF activity.

LIQUIDATED RECEIVABLE AND CRAM DOWN LOSS STATISTICS:
                                    # OF CONTRACTS        AMOUNT
Current Month Balance                         39      540,764.10
Cumulative Balance                            72      928,844.16

Current Month Proceeds                                100,953.27
Cumulative Proceeds                                   293,820.69

Current Month Recoveries                              142,976.01
Cumulative Recoveries                                 207,939.45

                                                 RECEIVABLES LIQUIDATED AT 150 OR MORE
                                                 DAYS DELINQUENT, 60 OR MORE DAYS PAST               CUMULATIVE RECEIVABLES
                                                 THE DATE AVAILABLE FOR SALE AND BY ELECTION:        LIQUIDATED AT 150+ AND 60+:

                                                         Balance             Units                         Balance      Units
Prior Month                                                 0.00                 0                            0.00          0
Current Trust Liquidation Balance                           0.00                 0                            0.00          0
Current Monthly Principal Payments                          0.00
Cram Down Loss                                              0.00
Reopened Loan Due to NSF                               22,767.71                 3
Current Repurchases                                         0.00                 0
Current Recovery Sale Proceeds                              0.00                -1
Deficiency Balance of Sold Vehicles                         0.00
EOP                                                    22,767.71                 2                            0.00          0

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-A

------------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION CONTINUED
------------------------------------------------------------------------------------------------------------------------------------

     SPREAD ACCOUNT RECONCILIATION
                                                                                   REQUISITE AMOUNT:  4,545,454.53
Total Deposit                                                         4,545,454.53
BOP Balance                                                           4,545,454.53
Remaining Distribution Amount                                         8,331,519.97
Investment Income                                                         4,102.68
Current Month Draw                                                            0.00
EOP Balance Prior to Distribution                                    12,881,077.18

Spread Account Release Amount                                         8,335,622.65

EOP Balance                                                           4,545,454.53

     Class A Principal Payment Amount                                 8,335,622.65
     Class C Supplemental Interest and Carryover Shortfall                    0.00
     Class R Certificateholder Distribution                                   0.00

     CLASS C SUPPLEMENTAL ENHANCEMENT ACCOUNT

Total Deposit                                                         6,818,181.80
BOP Balance                                                           6,818,181.80
Supplemental Enhancement Account Deposit                                      0.00
Current Month Draw                                                            0.00
Supplemental Enhancement Account Investment Earnings                      6,156.54
Supplemental Enhancement Account Investment Earnings Amount to
     Class C Certificateholder                                           (6,156.54)
Class C Supplemental Enhancement Amount Before Release                6,818,181.80

Supplemental Enhancement Account Release Amount                               0.00

EOP Balance                                                           6,818,181.80

Overcollateralization Amount                                          8,335,622.65

Current Month Total Enhancement Amount                               19,699,258.98           7.39%

Required Total Enhancement Amount                                    26,674,133.16          10.00%

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-A

TRIGGER EVENT AND EVENT OF DEFAULT THRESHOLDS:

------------------------------------------------------------------------------------------------------------------------------------
            CUMULATIVE LOSS:                                     CUMULATIVE GROSS DEFAULT:
------------------------------------------------------------------------------------------------------------------------------------
              UP TO MONTH          TRIGGER EVENT    EVENT OF DEFAULT   UP TO MONTH      TRIGGER EVENT    EVENT OF DEFAULT
                   3                   1.01%            1.27%               3               2.02%             2.31%
                   6                   2.02%            2.33%               6               4.03%             4.23%
                   9                   2.52%            2.96%               9               4.79%             5.39%
                   12                  4.03%            4.23%              12               7.57%             7.69%
                   15                  4.58%            4.81%              15               8.71%             8.75%
                   18                  5.50%            5.77%              18              11.00%            10.49%
                   21                  6.00%            6.73%              21              11.54%            12.24%
                   24                  6.65%            7.31%              24              12.08%            13.28%
                   27                  7.07%            7.89%              27              12.86%            14.34%
                   30                  7.71%            8.46%              30              14.02%            15.38%
                   33                  8.14%            9.04%              33              14.80%            16.44%
                   36                  8.57%            9.42%              36              15.58%            17.14%
                   39                  8.79%            9.61%              39              15.98%            17.48%
                   42                  9.00%           10.00%              42              16.36%            18.18%
                   45                  9.00%           10.00%              45              16.36%            18.18%
                   48                  9.00%           10.00%              48              16.36%            18.18%
                   51                  9.00%           10.00%              51              16.36%            18.18%
                   54                  9.00%           10.00%              54              16.36%            18.18%
                   57                  9.00%           10.00%              57              16.36%            18.18%
                   60                  9.00%           10.00%              60              16.36%            18.18%
                   63                  9.00%           10.00%              63              16.36%            18.18%
                   66                  9.00%           10.00%              66              16.36%            18.18%
                   69                  9.00%           10.00%              69              16.36%            18.18%
                   72                  9.00%           10.00%              72              16.36%            18.18%
------------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------
AVERAGE DELINQUENCY RATIO:
-------------------------------------------------------------------
Up to Month       Trigger Event   Event of Default
    12                6.00%            8.00%
    24                7.00%            9.00%
    72                8.00%           10.00%
-------------------------------------------------------------------

Long Beach Acceptance Corp., as Servicer, certifies that all computations presented reflect accurate information as of June 30, 2004 and were performed in conformity with the Sale and Servicing Agreement dated March 1, 2004.








/s/ Maureen E. Morley
----------------------------------
Maureen E. Morley
Vice President and Controller